Exhibit 10.1

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT FEDEX TREATS AS PRIVATE OR CONFIDENTIAL.

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-3712-MISC-2206364

Federal Express Corporation

3610 Hacks Cross

Memphis, TN 38125

Attention:	Mr. Guy See Managing Director – Aircraft Acquisitions & Sales

Subject:	Special Considerations related to [*]

References:	(a) Purchase Agreement 3712 between The Boeing Company (Boeing) and Federal Express Corporation (Customer) dated December 14, 2011 relating to Model 767-3S2F Aircraft (767F Aircraft) (the 767 Purchase Agreement)

(b) Purchase Agreement 3157 between The Boeing Company (Boeing) and Federal Express Corporation (Customer) dated November 7, 2006 relating to Model 777- Freighter Aircraft (777F Aircraft) (the 777 Purchase Agreement)

All terms used but not defined in this letter (Letter Agreement) shall have the same meaning as in the referenced 767 Purchase Agreement.

1.	Background.

1.1	[*].

1.2	[*].

2.	Agreement.

[*]

2.1	[*]. [*]

2.1.1

The approximate amount of funds due for one (1) 767F Aircraft with a contract delivery month of [*] and target delivery month of [*] ([*] 767 Aircraft), is [*], as shown in the table below. [*]. The final amount due for such 767F Aircraft will be confirmed at time of the invoice distribution for delivery.

FED-PA-3712-MISC-2206364

Special Considerations related to [*]

BOEING PROPRIETARY

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

767F Contracted Delivery Date	Table 767F in PA	MSN+	[*]	Approximate Payment Amount	[*]
[*]	1-B	66865	[*]	[*]	[*]

+	Manufacture Serial Number(s) (MSNs) identified are for informational purposes only and subject to change.

2.1.1.1	Customer will take delivery of the [*] 767 Aircraft on the date tendered in accordance with the 767 Purchase Agreement, and ferry the [*] 767 Aircraft from Everett, Washington on the delivery date.

2.1.1.2

Upon transfer of the [*] 767 Aircraft, Customer will have full custody and control of and responsibility for the [*] 767 Aircraft. If funds have not been paid to Boeing at the time of delivery of the [*] Aircraft, then Boeing will apply advance payments held by Boeing under the 777 Purchase Agreement to pay all amounts due to Boeing at delivery of such [*] 767 Aircraft ([*] Amount). Customer will then pay to Boeing an amount equal to the [*] Amount on or before [*] to replenish the applied advance payments.

2.1.1.3

Customer will make the [*] described in paragraph 2.1.1 to Boeing on [*], which will be applied to the 777 Purchase Agreement, to the extent advance payments held by Boeing under the 777 Purchase Agreement were used to pay the [*] Amount.

2.1.2	[*]

777F Aircraft Contracted Delivery Date	Table in 777F PA	MSN+	[*]	Payment Amount	[*]
[*]	1-E2	66263	[*]	[*]	[*]
[*]	1-E2	66267	[*]	[*]	[*]
[*]	1-E2	66264	[*]	[*]	[*]
[*]	1-E2	66265	[*]	[*]	[*]
[*]	1-E2	66266	[*]	[*]	[*]
[*]	1-E2	66267	[*]	[*]	[*]
[*]	1-E2	66267	[*]	[*]	[*]

+	Manufacture Serial Number(s) (MSNs) identified are for informational purposes only and subject to change.

2.1.3	The approximate amount of funds for two (2) 767F Aircraft top-up payments due on [*] and [*] is [*]. [*].

FED-PA-3712-MISC-2206364

Special Considerations related to [*]

BOEING PROPRIETARY

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

[*]	Approximate Payment Amount	[*]
[*]	[*]	[*]
[*]	[*]	[*]

2.1.4	[*].

2.2	[*]. [*]:

2.2.1	[*]

767F Aircraft Contracted Delivery Date	Table 767F in PA	MSN+	[*]	Approximate Payment Amount	[*]
[*]	1-A2	63142	[*]	[*]	[*]
[*]	1-B	67546	[*]	[*]	[*]
[*]	1-B	67547	[*]	[*]	[*]

+	Manufacture Serial Number(s) (MSNs) identified are for informational purposes only and subject to change.

2.2.2

The final amount due for such 767F Aircraft will be confirmed at time of the invoice distribution, and any difference due at delivery will be either credited to Customer or paid to Boeing, as the context requires.

2.2.3	The approximate amount of funds for two (2) 767F Aircraft top-up payments due on [*] and [*] is [*], as shown in the table below. [*].

[*]	Approximate Payment Amount	[*]
[*]	[*]	[*]
[*]	[*]	[*]

2.2.4	[*].

FED-PA-3712-MISC-2206364

Special Considerations related to [*]

BOEING PROPRIETARY

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

3.	Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the reference (a) and (b) purchase agreements and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ McKenzie Kuckhahn

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 15, 2022

FEDERAL EXPRESS CORPORATION

By	/s/ Kevin A. Burkhart

Its	Vice President

FED-PA-3712-MISC-2206364

Special Considerations related to [*]

BOEING PROPRIETARY

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.